UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    February 7, 2007

Advanced Plant Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-30256	59-276023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

43 West 33rd Street, New York, New York		10001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 695-3334

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

See Item 2.01.

Section 2 - Financial Information

Item 2.01    Completion of Acquisition or Disposition of Assets.

On February 7, 2007, Advanced Plant Pharmaceuticals, Inc., a Delaware corporation, consummated its acquisition of all of the outstanding equity of World Health Energy, Inc., a Delaware corporation pursuant to the terms and conditions of that certain Securities Purchase Agreement and Plan of Reorganization (the “Agreement”) dated as of January 9, 2007 by and among APPI, WHE and the stockholders of WHE. Pursuant to the Agreement, APPI agreed to issue 55,000,000 shares of its common stock, par value $0.0007 per share (the “Shares”) to Edwin Zhao and David Miedzygorski, the sole stockholders of WHE as follows: (i) 5,000,000 Shares at Closing and (ii) 50,000,000 Shares within 3 days of the filing of an amendment to APPI’s Articles of Incorporation with the Delaware Secretary of State to either (A) increase the Company’s authorized Common Stock to at least 930,000,000 (a “Capitalization Increase”) or (B) to effectuate a reverse split of the Company’s Common Stock (the “Reverse Split”). If the Company effects a Reverse Split prior to any Capitalization Increase, the Remaining Shares due Selling Stockholders shall be proportionately reduced to give effect to the Reverse Split. For example, if the Company effects a 1-for-10 Reverse Split, only 5,000,000 Shares would be issued. The Company is under no obligation to take any action to effect either a Capitalization Increase or a Reverse Split.

These issuances were exempt under Section 4(2) of the Securities Act of 1933, as amended.

This description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02    Unregistered Sales of Equity Securities.

See Item 2.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01    Financial Statements and Exhibits.

(a)        Financial Statements of Businesses Acquired.

                             In accordance with Item 9(a)(4) of Form 8-K, we will file such financial statements by amendment as soon as possible, but not later than April 25, 2007.

(b)        Pro Forma Financial Information.

                             In accordance with Item 9(b)(2) of Form 8-K, we will file such financial statements by amendment as soon as possible, but not later than April 25, 2007.
.

(c)	Exhibits.

	Exhibit Number	Description

	10.1	Securities Purchase Agreement and Plan of Reorganization dated January 9, 2007 by and among Advanced Plant Pharmaceuticals, Inc., World Health Energy, Inc. and the stockholders of World Health Energy, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PLANT PHARMACEUTICALS, INC. (Registrant)

Date: February 8, 2007	By:	/s/ David Lieberman
David Lieberman, Chief Executive Officer